PA R K N AT I O N A L C O R P O R AT I O N Annual Meeting of Shareholders A P R I L 2 8 , 2 0 2 5

Safe Harbor Statement PARK NATIONAL CORPORATION 2 This presentation contains forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward- looking statements are based on management’s expectations and are subject to a number of risks and uncertainties, including those described in Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as updated by our filings with the SEC. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ include, without limitation: (1) the ability to execute our business plan successfully and manage strategic initiatives; (2) the impact of current and future economic and financial market conditions, including unemployment rates, inflation, interest rates, supply-demand imbalances, and geopolitical matters; (3) factors impacting the performance of our loan portfolio, including real estate values, financial health of borrowers, and loan concentrations; (4) the effects of monetary and fiscal policies, including interest rates, money supply, and inflation; (5) changes in federal, state, or local tax laws; (6) the impact of changes in governmental policy and regulatory requirements on our operations; (7) changes in consumer spending, borrowing, and saving habits; (8) changes in the performance and creditworthiness of customers, suppliers, and counterparties; (9) increased credit risk and higher credit losses due to loan concentrations; (10) volatility in mortgage banking income due to interest rates and demand; (11) adequacy of our internal controls and risk management programs; (12) competitive pressures among financial services organizations; (13) uncertainty regarding changes in banking regulations and other regulatory requirements; (14) our ability to meet heightened supervisory requirements and expectations; (15) the impact of changes in accounting policies and practices on our financial condition; (16) the reliability and accuracy of assumptions and estimates used in applying critical accounting estimates; (17) the potential for higher future credit losses due to changes in economic assumptions; (18) the ability to anticipate and respond to technological changes and our reliance on third-party vendors; (19) operational issues related to and capital spending necessitated by the implementation of information technology systems on which we are highly dependent; (20) the ability to secure confidential information and deliver products and services through computer systems and telecommunications networks; (21) the impact of security breaches or failures in operational systems; (22) the impact of geopolitical instability and trade policies on our operations including the imposition of tariffs and retaliatory tariffs; (23) the impact of changes in credit ratings of government debt and financial stability of sovereign governments; (24) the effect of stock market price fluctuations on our asset and wealth management businesses; (25) litigation and regulatory compliance exposure; (26) availability of earnings and excess capital for dividend declarations; (27) the impact of fraud, scams, and schemes on our business; (28) the impact of natural disasters, pandemics, and other emergencies on our operations; (29) potential deterioration of the economy due to financial, political, or other shocks; (30) impact of healthcare laws and potential changes on our costs and operations; (31) the ability to grow deposits and maintain adequate deposit levels, including by mitigating the effect of unexpected deposit outflows on our financial condition; and (32) other risk factors related to the banking industry.

Park National Corporation Footprint PARK NATIONAL BANK 3 Ohio Kentucky North Carolina South Carolina

Park National Bank Regions PARK NATIONAL CORPORATION 4 1 Market value of assets under management 2 Full-time employees does not include 799 full-time employees at Park’s shared service areas Note: Metro and Central Ohio regions share Franklin County Note: Financial and employee data as of March 31, 2025 Region Loans Deposits Trust AUM(1) Full-Time(2) Employees Counties Served Offices Western Ohio $984M $1.67B $1.43B 163 6 20 Northern Ohio $1.36B $1.91B $1.42B 203 7 22 Metro $2.38B $1.04B $1.20B 201 7 14 Central Ohio $1.17B $2.01B $3.59B 186 4 15 Eastern Ohio $592M $861M $912M 85 4 9 Carolina $733M $615M $69M 84 6 7

$ in millions 3/31/2025 12/31/2024 12/31/2023 Total Assets $ 9,887 $ 9,805 $ 9,837 Total Loans $ 7,884 $ 7,817 $ 7,476 Total Deposits $ 8,202 $ 8,144 $ 8,043 Total Shareholders' Equity $ 1,279 $ 1,244 $ 1,145 ACL / Loans 1.12% 1.13% 1.12% NPAs / Total Assets (2) 0.64% 0.72% 0.63% Net Interest Margin (1) (2) 4.62% 4.41% 4.11% ROAA 1.70% 1.53% 1.27% Overview of Park National Corporation PARK NATIONAL BANK 5 1 Net interest margin shown on a fully taxable equivalent basis assuming a 21% corporate federal income tax rate. 2 Ratios are annualized for March 31, 2025. Note: Financial data as of March 31, 2025 unless otherwise noted.

(in thousands) Q1 2025 Q1 2024 Year Ended 2024 Year Ended 2023 INCOME STATEMENT: Net interest income $104,377 $95,623 $398,019 $373,113 Provision for credit losses 756 2,180 14,543 2,904 Other income 25,746 26,200 122,588 92,634 Other expense 78,164 77,228 321,339 309,239 Income before taxes 51,203 42,415 184,725 153,604 Income taxes 9,046 7,211 33,305 26,870 Net income 42,157 35,204 151,420 126,734 Pre-tax, pre-provision net income 51,959 44,595 199,268 156,508 Financial Highlights PARK NATIONAL CORPORATION 6

Q1 2025 Q1 2024 2024 2023 Return on average assets (3) 1.70% 1.44% 1.53% 1.27% Retun on average shareholders' equity (3) 13.46% 12.23% 12.65% 11.55% Net interest margin (2) (3) 4.62% 4.28% 4.41% 4.11% Earnings per common share - diluted $ 2.60 $ 2.17 $ 9.32 $ 7.80 Efficiency ratio (1) (3) 59.79% 63.07% 61.44% 65.87% PRK Favorite Numbers PARK NATIONAL CORPORATION 7 1 Efficiency ratio is calculated by dividing total other expense by the sum of fully taxable equivalent net interest income and other income. Fully taxable equivalent net interest income includes the effects of taxable equivalent adjustments using a 21% federal corporate income tax rate. The taxable equivalent adjustments were $607,000 and $616,000 for the three months ended March 31, 2025 and 2024, and $2.4 million and $3.7 million for the years ended December 31, 2024 and 2023. 2 Net interest margin shown on a fully taxable equivalent basis assuming a 21% corporate federal income tax rate. 3 Ratios are annualized for Q1 2025 and Q1 2024.

Price / Tangible Book (1) Net Interest Margin (2) Total Capital Ratio Return on Average Assets Return on Average Shareholders' Equity PRK 256.30% 4.41% 16.63% 1.53% 12.65% PRK Rank 85% 95% 75% 100% 90% Regional Peer Group (3) - 50th percentile 158.65% 3.31% 15.03% 1.22% 10.35% Regional Peer Group (3) - 75th percentile 199.98% 3.82% 16.63% 1.37% 10.81% PARK NATIONAL CORPORATION 8 Peer Group Data Note: All data as of December 31, 2024 1 Price / Tangible Book is calculated as share price divided by tangible book value per share. Tangible book value per share equals tangible equity divided by shares outstanding. Tangible equity ($1,080.8 million) equal total equity ($1,243.8 million) less goodwill and other intangible assets ($163.0 million) at period end. As of March 31, 2025 PRK Price / Tangible Book was 219.6%. 2 Net interest margin shown on a fully taxable equivalent basis assuming a 21% corporate federal income tax rate. 3 Regional Peer Group was used, as defined in the 2025 proxy.

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